(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Annual Report
June 30, 2002


Mercury
Basic Value
Fund, Inc.


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks capital appreciation and secondarily, income. The Fund invests primarily in a portfolio of securities that are selling at a discount either from book value or historical price/earnings ratios, or seem capable of recovering from temporarily out-of-favor conditions. The Fund will seek to achieve its objective by investing all of its assets in Master Basic Value Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond to the investment experience of the Trust.



Mercury Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



PORTFOLIO INFORMATION
(UNAUDITED)


AS OF JUNE 30, 2002

Ten Largest                         Percent of
Equity Holdings                     Net Assets

Wells Fargo Company                     4.1%
Exxon Mobil Corporation                 3.7
Unocal Corporation                      3.1
Wachovia Corporation                    2.8
Citigroup Inc.                          2.8
American International Group, Inc.      2.6
Bank One Corporation                    2.4
Deere & Company                         2.4
Koninklijke (Royal) Philips
Electronics NV (NY Registered
Shares)                                 2.1
The Hartford Financial Services
Group, Inc.                             2.0



IMPORTANT TAX INFORMATION
(UNAUDITED)


All of the ordinary income distribution paid by Mercury Basic Value Fund, Inc. to shareholders of record on August 6, 2001 qualifies for the dividends received deduction for corporations.

Please retain this information for your records.



June 30, 2002, Mercury Basic Value Fund, Inc.


DEAR SHAREHOLDER


We are pleased to provide you with this annual report for Mercury Basic Value Fund, Inc. Despite a meaningful acceleration in the U.S. economy for the first quarter of 2002 and continued positive news in the manufacturing area in the second quarter, the stock market continued to be plagued by geopolitical risks, transparency and accounting scandals and questionable corporate governance issues at several U.S. companies. In short, the market is suffering from a lack of confidence.

Enron Corporation, WorldCom, Inc. and Adelphia Communications filed for bankruptcy amidst egregious accounting irregularities. Dennis Kozlowski, former Chief Executive Officer (CEO) and savior for Tyco International Ltd., was arraigned in court for tax evasion. CEOs at WorldCom and Enron plead the Fifth Amendment when called to testify before Congress, and Martha Stewart became more important than the consumer price index. Although the economy is exhibiting more strength than anyone could have anticipated given the events of September 11, 2001, the psychology and pessimism is far worse than we would have expected. We are at the polar opposite of Alan Greenspan's "irrational exuberance" speech of several years ago. At that point, there was no price too high for an Internet company, which was losing money on a yearly basis. Today, there is no price too low for any technology company. Two years ago, the arguments were for the Dow Jones Industrial Average to reach a level of 20,000 or the NASDAQ Composite Index to reach 10,000. Today, neither index can seem to find a bottom. What started out as a bear market for only the technology sector has currently spread to all industries and almost all stocks.

While we continued to preserve shareholders' capital since the peak of the market in March 2000, the Fund was negatively affected in the latest period as markets collapsed amidst the sea of scandal. For the six-month period ended June 30, 2002, the Fund's Class I, Class A, Class B and Class C Shares had total returns of -7.75%, -7.87%, -7.84% and -7.83%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6--9 of this report to shareholders.) While disappointing on an absolute basis, the Fund's returns were nonetheless better than the -9.5% return for the unmanaged Standard & Poor's (S&P)/Barra Value Index, the -13.16% return for the unmanaged S&P 500 Index and the -24.8% return for the NASDAQ Composite Index during the same period. The Fund's returns were roughly in line with the -6.91% return for the Dow Jones Industrial Average.

For the six months ended June 30, 2002, security purchases totaled $1.8 billion while security sales totaled $1.5 billion. On the buy side, we initiated new positions in Advanced Micro Devices, Inc., Computer Associates International, Inc., Schlumberger Limited, Toys 'R' Us, Inc. and Travelers Property Casualty Corp. Additions to existing positions (in order of most capital committed) included Merck & Co., Inc., Kerr-McGee Corporation, ACE Limited, Bristol-Myers Squibb Company and Honeywell International Inc. On the sell side, we eliminated positions in The Boeing Company, Cablevision Systems Corporation, General Mills, Inc., Ingersoll-Rand Company, The Kroger Co., Nabors Industries, Inc., USA Networks, Inc. and The Williams Companies, Inc. Reductions in positions (in order of most capital taken out) included Gannett Co., Inc., Royal Dutch Petroleum Company, The Gillette Company, Bank One Corporation, International Business Machines Corporation, The Allstate Corporation and Bank of America Corporation.



June 30, 2002, Mercury Basic Value Fund, Inc.


At present, there is a disconnect between the stock market and the real economy. Historically, a rising or growing economy coming out of a recession has typically led to a rising stock market. In fact, going back as far as 1912, the stock market has never been down in the first year of an economic recovery. But, according to a study done by the ISI Group, a Wall Street research boutique, there has been precedent for the stock market to disconnect from the economy, specifically in 1962 and 1987. In both cases, the stock market declined roughly 30%; in both cases real gross domestic product
(GDP) was up 4% the following four quarters; and in both cases corporate profits were up 15%. The study goes on to say that when the disconnect ended, the stock market rallied roughly 30% in 12 months.

The bad news is that both periods had brutal collapses. While the crisis in confidence may take time to work itself out, the underpinning of the economy points toward a continued economic recovery. While any discussion of the economy seemingly does not matter today, if corporate mistrust issues and accounting scandals became an occasional occurrence rather than giving the appearance of being a systematic problem, then perhaps we could witness a healthier stock market.

The behavior of companies such as Enron and WorldCom is reprehensible. We find it hard to believe, however, that in the S&P 500 Index, the overwhelming majority of companies have been reporting earnings that are patently fraudulent. We are in emotional times, and in an emotional market. In these markets, the baby gets thrown out with the bath water. We do not view the vast majority of Corporate America as having committed the massive fraud that we have seen from a few bad apples. We have the world's most productive workforce, GDP growth of +3% (which was considered too fast just a few years ago), relatively low unemployment and low inflation. The corporate accounting situation will be cleaned up with greater scrutiny and, at the end of the day, the companies who did nothing wrong will be handsomely rewarded. The risk we must be cognizant of is if the massive sell-off in the financial markets spills over into the real economy and causes an economic depression. Our job is to find businesses that are trading at deep discounts to their inherent asset value, which we feel can do well over a one-year--three-year time horizon. We believe we have assembled a portfolio of companies that, given a normal market, renewed confidence and an improving economy, will generate positive returns over the long term.

At June 30, 2002, relative to the unmanaged S&P/Barra Value Index, we had overweighted positions in consumer staples (5.9% compared to 2%); health care (5.3% compared to 2.5%); information technology (12.8% compared to 5.7%); consumer discretionary (14.4% compared to 13.9%); and materials (6.5% compared to 5.6%). We have underweights in energy (11.8% compared to 13.6%); financials (24.5% compared to 32.1%); telecommunications services (3.8% compared to 8%); industrials (9.3% compared to 10.6%); and utilities (1.3% compared to 6%).



June 30, 2002, Mercury Basic Value Fund, Inc.


Fiscal Year in Review
For the 12 months ended June 30, 2002, the Fund's Class I, Class A, Class B and Class C Shares had total returns of -9.22%, -9.48%, -9.97% and -9.89%, respectively. While disappointing on an absolute return basis, the Fund's results compared favorably relative to the -18.09% return for the S&P/Barra Value Index and the -17.99% return for the S&P 500 Index.

During the fiscal year ended June 30, 2002, the Fund's performance was aided by security selection in the consumer discretionary sector with holdings such as Gannett Co., Inc. and Tribune Company. In the consumer staples sector, holdings such as The Procter and Gamble Company, The Gillette Company, The Clorox Company and General Mills, Inc. all proved favorable. Our positions in financial companies such as Wells Fargo Company, Wachovia Corporation and Bank One Corporation, as well as our industrial holdings in Deere & Company and Lockheed Martin Corporation, also added to the Fund's performance. Performance was hindered by security selection in the energy sector with holdings in Halliburton Company, Exxon Mobil Corporation and Diamond Offshore Drilling, Inc. Also detrimental to the Fund's performance was our holding in The Williams Companies, Inc. in the utilities sector and holdings in Bristol-Myers Squibb Company and Schering-Plough Corporation in the health care sector.


In Conclusion
We thank you for your continued support and investment in Mercury
Basic Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Kevin M. Rendino)
Kevin M. Rendino
Senior Vice President and
Portfolio Manager


August 8, 2002



June 30, 2002, Mercury Basic Value Fund, Inc.



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

The performance results depicted on pages 7 and 8 are those of Mercury Basic Value Fund, Inc. and, prior to October 16, 2000, a predecessor Fund investing in the same underlying portfolio and with the same fees as Mercury Basic Value Fund, Inc. Performance results prior to October 16, 2000 reflect the annual operating expenses of the predecessor Fund. If Mercury Basic Value Fund, Inc.'s operating expenses were reflected, the results may have been less than those shown for this time period. Performance results after October 16, 2000 include the actual operating expenses of Mercury Basic Value Fund, Inc. The Fund commenced operations on October 16, 2000.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



June 30, 2002, Mercury Basic Value Fund, Inc.


FUND PERFORMANCE DATA (CONTINUED)


RECENT PERFORMANCE RESULTS*

                                                                Ten Years/
                                 6-Month        12-Month     Since Inception
As of June 30, 2002            Total Return   Total Return     Total Return

Class I                           - 7.75%        - 9.22%         +205.77%
Class A                           - 7.87         - 9.48          +128.09
Class B                           - 7.84         - 9.97          +177.17
Class C                           - 7.83         - 9.89          +115.97
Standard &Poor's 500 Index**      -13.16         -17.99      +195.11/+138.81
S&P/Barra Value Index**           - 9.46         -18.09      +196.11/+131.30

*Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class I & Class B Shares and from 10/21/94 for Class A and Class C Shares.
**An unmanaged broad-based Index comprised of common stocks. Ten years/since inception total return periods are ten years and from 10/31/94, respectively.



June 30, 2002, Mercury Basic Value Fund, Inc.


FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in Mercury Basic Value Fund, Inc.++ Class I and Class B Shares* compared to a similar investment in S&P 500 Index++++ and S&P/Barra Value Index++++++. Values illustrated are as follows:


Mercury Basic Value Fund, Inc.++
Class I Shares*

Date                       Value

June 1992                $ 9,475.00
June 1993                $11,278.00
June 1994                $11,919.00
June 1995                $14,501.00
June 1996                $17,390.00
June 1997                $22,602.00
June 1998                $27,852.00
June 1999                $31,902.00
June 2000                $29,994.00
June 2001                $31,923.00
June 2002                $28,980.00


Mercury Basic Value Fund, Inc.++
Class B Shares*

Date                       Value

June 1992                $10,000.00
June 1993                $11,781.00
June 1994                $12,324.00
June 1995                $14,844.00
June 1996                $17,622.00
June 1997                $22,663.00
June 1998                $27,642.00
June 1999                $31,347.00
June 2000                $29,171.00
June 2001                $30,787.00
June 2002                $27,718.00


S&P 500 Index++++

Date                       Value

June 1992                $10,000.00
June 1993                $11,363.00
June 1994                $11,523.00
June 1995                $14,527.00
June 1996                $18,304.00
June 1997                $24,655.00
June 1998                $32,092.00
June 1999                $39,395.00
June 2000                $42,251.00
June 2001                $35,985.00
June 2002                $29,512.00


S&P/Barra Value Index++++++

Date                       Value

June 1992                $10,000.00
June 1993                $11,849.00
June 1994                $12,216.00
June 1995                $14,821.00
June 1996                $18,496.00
June 1997                $24,210.00
June 1998                $30,291.00
June 1999                $35,304.00
June 2000                $33,498.00
June 2001                $36,152.00
June 2002                $29,612.00



A line graph illustrating the growth of a $10,000 investment in Mercury Basic Value Fund, Inc.++ Class A and Class C Shares* compared to a similar investment in S&P 500 Index++++ and S&P/Barra Value Index++++++. Values illustrated are as follows:


Mercury Basic Value Fund, Inc.++
Class A Shares*

Date                       Value

10/21/1994               $ 9,475.00
June 1995                $11,013.00
June 1996                $13,172.00
June 1997                $17,078.00
June 1998                $20,987.00
June 1999                $23,977.00
June 2000                $25,461.00
June 2001                $27,027.00
June 2002                $24,465.00


Mercury Basic Value Fund, Inc.++
Class C Shares*

Date                       Value

10/21/1994               $10,000.00
June 1995                $11,772.00
June 1996                $13,972.00
June 1997                $17,968.00
June 1998                $21,918.00
June 1999                $24,846.00
June 2000                $23,119.00
June 2001                $24,404.00
June 2002                $21,993.00


S&P 500 Index++++

Date                       Value

10/31/1994               $10,000.00
June 1995                $11,755.00
June 1996                $14,811.00
June 1997                $19,950.00
June 1998                $25,967.00
June 1999                $31,876.00
June 2000                $34,187.00
June 2001                $29,117.00
June 2002                $23,879.00


S&P/Barra Value Index++++++

Date                       Value

10/31/1994               $10,000.00
June 1995                $11,577.00
June 1996                $14,448.00
June 1997                $18,912.00
June 1998                $23,662.00
June 1999                $27,578.00
June 2000                $26,167.00
June 2001                $28,240.00
June 2002                $23,131.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Master Basic Value Trust. The Trust invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.
++++This unmanaged broad-based Index is comprised of those common stocks. The starting date for the Index in the Class A and Class C Shares' graph is from 10/31/94.
++++++This unmanaged Index is a capitalization-weighted Index of stocks in the S&P 500 Index that have lower price-to-book ratios. The starting date for the Index in the Class A and Class C Shares' graph is from 10/31/94.

Past performance is not predictive of future performance.



June 30, 2002, Mercury Basic Value Fund, Inc.


FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended 6/30/02                    - 9.22%        -13.99%
Five Years Ended 6/30/02                  + 5.10         + 3.97
Ten Years Ended 6/30/02                   +11.83         +11.22

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

One Year Ended 6/30/02                    - 9.48%        -14.23%
Five Years Ended 6/30/02                  + 4.82         + 3.70
Inception (10/21/94) through 6/30/02      +11.31         +10.53

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

One Year Ended 6/30/02                    - 9.97%        -13.57%
Five Years Ended 6/30/02                  + 4.10         + 4.01
Ten Years Ended 6/30/02                   +10.73         +10.73

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended 6/30/02                    - 9.89%        -10.79%
Five Years Ended 6/30/02                  + 4.11         + 4.11
Inception (10/21/94) through 6/30/02      +10.52         +10.52

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



June 30, 2002, Mercury Basic Value Fund, Inc.


STATEMENT OF ASSETS
AND LIABILITIES

As of June 30, 2002

MERCURY BASIC VALUE FUND, INC.
Assets:
Investment in Master Basic Value Trust, at value (identified
  cost--$13,636,993)                                                                                      $   14,058,950
Administrator receivable                                                                                          14,830
Prepaid registration fees and other assets                                                                        31,613
                                                                                                          --------------
Total assets                                                                                                  14,105,393
                                                                                                          --------------

Liabilities:
Distributor payable                                                                                                2,756
                                                                                                          --------------
Total liabilities                                                                                                  2,756
                                                                                                          --------------

Net Assets:
Net assets                                                                                                $   14,102,637
                                                                                                          ==============

Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                                           $        2,011
Class A Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                                                   26,059
Class B Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                                                   85,742
Class C Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                                                   37,663
Paid-in capital in excess of par                                                                              15,073,701
Accumulated realized capital losses on investments from
  the Trust--net                                                                       $  (1,544,496)
Unrealized appreciation on investments from the
  Trust--net                                                                                  421,957
                                                                                       --------------
Total accumulated losses--net                                                                                (1,122,539)
                                                                                                          --------------
Net assets                                                                                                $   14,102,637
                                                                                                          ==============

Net Asset Value:
Class I--Based on net assets of $189,224 and 20,107 shares
  outstanding                                                                                             $         9.41
                                                                                                          ==============
Class A--Based on net assets of $2,442,169 and 260,593 shares
  outstanding                                                                                             $         9.37
                                                                                                          ==============
Class B--Based on net assets of $7,968,240 and 857,417 shares
  outstanding                                                                                             $         9.29
                                                                                                          ==============
Class C--Based on net assets of $3,503,004 and 376,630 shares
  outstanding                                                                                             $         9.30
                                                                                                          ==============

See Notes to Financial Statements.


June 30, 2002, Mercury Basic Value Fund, Inc.


STATEMENT OF OPERATIONS

For the Year Ended June 30, 2002

MERCURY BASIC VALUE FUND, INC.
Investment Income from the Trust--Net:
Net investment income allocated from the Trust:
  Dividends (net of $3,209 foreign withholding tax)                                                       $      168,022
  Interest                                                                                                        10,132
  Securities lending--net                                                                                          2,493
  Expenses                                                                                                      (43,685)
                                                                                                          --------------
Net investment income from the Trust                                                                             136,962
                                                                                                          --------------

Expenses:
Professional fees                                                                      $       59,575
Printing and shareholder reports                                                               45,760
Registration fees                                                                              45,611
Account maintenance and distribution fees--Class B                                             35,597
Offering costs                                                                                 27,515
Administration fees                                                                            25,695
Account maintenance and distribution fees--Class C                                             10,900
Transfer agent fees--Class B                                                                    7,322
Account maintenance fees--Class A                                                               3,851
Transfer agent fees--Class C                                                                    2,876
Transfer agent fees--Class A                                                                    1,539
Transfer agent fees--Class I                                                                      170
Other                                                                                           9,858
                                                                                       --------------
Total expenses before reimbursement                                                           276,269
Reimbursement of expenses                                                                   (125,714)
                                                                                       --------------
Total expenses after reimbursement                                                                               150,555
                                                                                                          --------------
Investment loss--net                                                                                            (13,593)
                                                                                                          --------------

Realized & Unrealized Gain (Loss) from the
Trust--Net:
Realized loss on investments from the Trust--net                                                             (1,370,712)
Change in unrealized appreciation/depreciation on
  investments from the Trust--net                                                                                253,083
                                                                                                          --------------
Total realized and unrealized loss from the Trust--net                                                       (1,117,629)
                                                                                                          --------------
Net Decrease in Net Assets Resulting from Operations                                                      $  (1,131,222)
                                                                                                          ==============

See Notes to Financial Statements.


June 30, 2002, Mercury Basic Value Fund, Inc.


STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY BASIC VALUE FUND, INC.

                                                                                         For the       For the Period
                                                                                        Year Ended   October 16, 2000++
                                                                                         June 30,       to June 30,
Increase (Decrease) in Net Assets:                                                         2002             2001
Operations:
Investment loss--net                                                                   $     (13,593)     $        (242)
Realized loss on investments from the Trust--net                                          (1,370,712)          (166,734)
Change in unrealized appreciation/depreciation on
  investments from the Trust--net                                                             253,083            168,874
                                                                                       --------------     --------------
Net increase (decrease) in net assets resulting from
  operations                                                                              (1,131,222)              1,898
                                                                                       --------------     --------------

Dividends & Distributions to Shareholders:
Investment income--net:
  Class I                                                                                       (190)                 --
  Class A                                                                                       (642)                 --
  Class B                                                                                     (3,242)                 --
  Class C                                                                                     (1,062)                 --
Realized gain on investments from the Trust--net:
  Class I                                                                                         (1)                 --
  Class A                                                                                         (2)                 --
  Class B                                                                                        (15)                 --
  Class C                                                                                         (5)                 --
                                                                                       --------------     --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders                                                               (5,159)                 --
                                                                                       --------------     --------------

Capital Share Transactions:
Net increase in net assets derived from capital share
  transactions                                                                             11,745,641          3,391,479
                                                                                       --------------     --------------
Net Assets:
Total increase in net assets                                                               10,609,260          3,393,377
Beginning of period                                                                         3,493,377            100,000
                                                                                       --------------     --------------
End of period*                                                                         $   14,102,637     $    3,493,377
                                                                                       ==============     ==============

*Undistributed investment income--net                                                              --     $        5,136
                                                                                       ==============     ==============

++Commencement of operations.

See Notes to Financial Statements.


June 30, 2002, Mercury Basic Value Fund, Inc.


FINANCIAL HIGHLIGHTS

MERCURY BASIC VALUE FUND, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                     Class I                         Class A
                                                              For the        For the           For the       For the
                                                                Year          Period             Year         Period
                                                               Ended     Oct. 16, 2000++        Ended    Oct. 16, 2000++
                                                              June 30,     to June 30,         June 30,    to June 30,
Increase (Decrease) in Net Asset Value:                         2002           2001              2002          2001
Per Share Operating Performance:
Net asset value, beginning of period                           $  10.39       $  10.00         $  10.37         $  10.00
                                                               --------       --------         --------         --------
Investment income--net                                            .04**            .04            .01**              .01
Realized and unrealized gain (loss) on
  investments from the Trust--net                                (1.00)            .35            (.99)              .36
                                                               --------       --------         --------         --------
Total from investment operations                                  (.96)            .39            (.98)              .37
                                                               --------       --------         --------         --------
Less dividends and distributions:
  Investment income--net                                          (.02)             --            (.02)               --
  Realized gain on investments from
     the Trust--net                                             --+++++             --          --+++++               --
                                                               --------       --------         --------         --------
Total dividends and distributions                                 (.02)             --            (.02)               --
                                                               --------       --------         --------         --------
Net asset value, end of period                                 $   9.41       $  10.39         $   9.37         $  10.37
                                                               ========       ========         ========         ========

Total Investment Return:***
Based on net asset value per share                              (9.22%)       3.90%+++          (9.48%)         3.70%+++
                                                               ========       ========         ========         ========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                                1.40%         1.19%*            1.65%           1.36%*
                                                               ========       ========         ========         ========
Expenses++++                                                      2.65%        26.47%*            2.83%          23.91%*
                                                               ========       ========         ========         ========
Investment income--net                                             .37%          .79%*             .13%            .51%*
                                                               ========       ========         ========         ========

Supplemental Data:
Net assets, end of period (in thousands)                       $    189       $     42         $  2,442         $    323
                                                               ========       ========         ========         ========

*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.

See Notes to Financial Statements.


June 30, 2002, Mercury Basic Value Fund, Inc.


FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY BASIC VALUE FUND, INC.

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                      Class B                        Class C
                                                              For the        For the           For the       For the
                                                                Year          Period             Year         Period
                                                               Ended     Oct. 16, 2000++        Ended    Oct. 16, 2000++
                                                              June 30,     to June 30,         June 30,    to June 30,
Increase (Decrease) in Net Asset Value:                         2002           2001              2002          2001
Per Share Operating Performance:
Net asset value, beginning of period                           $  10.33       $  10.00         $  10.33         $  10.00
                                                               --------       --------         --------         --------
Investment loss--net                                            (.02)**        --+++++          (.01)**          --+++++
Realized and unrealized gain (loss) on
  investments from the Trust--net                                (1.01)            .33           (1.01)              .33
                                                               --------       --------         --------         --------
Total from investment operations                                 (1.03)            .33           (1.02)              .33
                                                               --------       --------         --------         --------
Less dividends and distributions:
  Investment income--net                                          (.01)             --            (.01)               --
  Realized gain on investments from
     the Trust--net                                             --+++++             --          --+++++               --
                                                               --------       --------         --------         --------
Total dividends and distributions                                 (.01)             --            (.01)               --
                                                               --------       --------         --------         --------
Net asset value, end of period                                 $   9.29       $  10.33         $   9.30         $  10.33
                                                               ========       ========         ========         ========

Total Investment Return:***
Based on net asset value per share                              (9.97%)       3.30%+++          (9.89%)         3.30%+++
                                                               ========       ========         ========         ========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                                2.40%         1.97%*            2.40%           1.81%*
                                                               ========       ========         ========         ========
Expenses++++                                                      3.64%        22.03%*            3.60%          21.97%*
                                                               ========       ========         ========         ========
Investment loss--net                                             (.24%)        (.18%)*           (.06%)          (.02%)*
                                                               ========       ========         ========         ========

Supplemental Data:
Net assets, end of period (in thousands)                       $  7,969       $  2,290         $  3,503         $    838
                                                               ========       ========         ========         ========

*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.

See Notes to Financial Statements.


June 30, 2002, Mercury Basic Value Fund, Inc.


NOTES TO FINANCIAL STATEMENTS


MERCURY BASIC VALUE FUND, INC.

1. Significant Accounting Policies:
Mercury Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at June 30, 2002 was 0.2%. The Fund offers four classes of shares. Shares of Class I and Class A are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets.The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.



June 30, 2002, Mercury Basic Value Fund, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $8,572 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $5,021 has been reclassified between accumulated net realized capital losses and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. FAM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.40%. This arrangement has a one-year term and is renewable. For the year ended June 30, 2002, FAM earned fees of $25,695, all of which were waived. In addition, FAM reimbursed the Fund $100,019 in additional expenses.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                 Account         Distribution
                             Maintenance Fee         Fee

Class A                            .25%                --
Class B                            .25%               .75%
Class C                            .25%               .75%



June 30, 2002, Mercury Basic Value Fund, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders. Effective February 21, 2001 and December 19, 2001, the Fund did not accrue Class B and Class C distribution fees, respectively.

For the year ended June 30, 2002, FAMD earned underwriting discounts and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                   FAMD             MLPF&S

Class A                            $137             $2,775


For the year ended June 30, 2002, MLPF&S received contingent deferred sales charges of $27,322 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Trust for the year ended June 30, 2002 were $12,918,593 and $1,374,695, respectively.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $11,745,641 and $3,391,479 for the year ended June 30, 2002 and for the period October 16, 2000 to June 30, 2001, respectively.
Transactions in capital shares were as follows:


Class I Shares for the Year
Ended June 30, 2002                       Shares      Dollar Amount

Shares sold                               20,285      $     202,038
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 18                191
                                    ------------      -------------
Total issued                              20,303            202,229
Shares redeemed                          (4,284)           (43,925)
                                    ------------      -------------
Net increase                              16,019      $     158,304
                                    ============      =============



June 30, 2002, Mercury Basic Value Fund, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Class I Shares for the Period
October 16, 2000++ to June 30, 2001       Shares      Dollar Amount

Shares sold                                1,598      $      15,886
Shares redeemed                             (10)              (104)
                                    ------------      -------------
Net increase                               1,588      $      15,782
                                    ============      =============

++Prior to October 16, 2000 (commencement of operations), the Fund issued 2,500 sharesto FAM for $25,000.


Class A Shares for the Year
Ended June 30, 2002                       Shares      Dollar Amount

Shares sold                              267,312      $   2,600,155
Automatic conversion of shares               698              7,268
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 51                531
                                    ------------      -------------
Total issued                             268,061          2,607,954
Shares redeemed                         (38,644)          (392,931)
                                    ------------      -------------
Net increase                             229,417      $   2,215,023
                                    ============      =============


Class A Shares for the Period
October 16, 2000++ to June 30, 2001       Shares      Dollar Amount

Shares sold                               28,686      $     299,798
Shares redeemed                             (10)              (104)
                                    ------------      -------------
Net increase                              28,676      $     299,694
                                    ============      =============

++Prior to October 16, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


Class B Shares for the Year
Ended June 30, 2002                       Shares      Dollar Amount

Shares sold                              775,925      $   7,772,309
Shares issued to shareholders in
reinvestment of dividends and
distributions                                281              2,926
                                    ------------      -------------
Total issued                             776,206          7,775,235
Automatic conversion of shares             (705)            (7,268)
Shares redeemed                        (139,753)        (1,367,798)
                                    ------------      -------------
Net increase                             635,748      $   6,400,169
                                    ============      =============


Class B Shares for the Period
October 16, 2000++ to June 30, 2001       Shares      Dollar Amount

Shares sold                              223,634      $   2,326,299
Shares redeemed                          (4,465)           (46,220)
                                    ------------      -------------
Net increase                             219,169      $   2,280,079
                                    ============      =============

++Prior to October 16, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.



June 30, 2002, Mercury Basic Value Fund, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


Class C Shares for the Year
Ended June 30, 2002                       Shares      Dollar Amount

Shares sold                              351,192      $   3,517,514
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 87                910
                                    ------------      -------------
Total issued                             351,279          3,518,424
Shares redeemed                         (55,761)          (546,279)
                                    ------------      -------------
Net increase                             295,518      $   2,972,145
                                    ============      =============


Class C Shares for the Period
October 16, 2000++ to June 30, 2001       Shares      Dollar Amount

Shares sold                               78,633      $     796,139
Shares redeemed                             (21)              (215)
                                    ------------      -------------
Net increase                              78,612      $     795,924
                                    ============      =============

++Prior to October 16, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


5. Distributions to Shareholders:
The tax character of distributions paid during the fiscal year ended June 30, 2002 and for the period October 16, 2000 to June 30, 2001 was as follows:

                                                      For the Period
                                                     10/16/2000++ to
                                      6/30/2002         6/30/2001

Distributions paid from:
   Ordinary income                  $      5,159      $          --
                                    ------------      -------------
Total taxable distributions         $      5,159      $          --
                                    ============      =============

++Commencement of operations.


As of June 30, 2002, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                    $          --
Undistributed long-term capital gains--net                       --
                                                      -------------
Total undistributed earnings--net                                --
Capital loss carryforward                              (1,170,278)*
Unrealized gains--net                                      47,739**
                                                      -------------
Total accumulated losses--net                         $ (1,122,539)
                                                      =============

*On June 30, 2002, the Fund had a net capital loss carryforward of $1,170,278, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the deferral of post-October capital losses for tax purposes.



June 30, 2002, Mercury Basic Value Fund, Inc.


INDEPENDENT AUDITORS' REPORT


MERCURY BASIC VALUE FUND, INC.

The Board of Directors and Shareholders,
Mercury Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Mercury Basic Value Fund, Inc. as of June 30, 2002, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period October 16, 2000 (commencement of operations) to June 30, 2001. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Basic Value Fund, Inc. as of June 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
August 13, 2002



June 30, 2002, Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS

MASTER BASIC VALUE TRUST

                                                                                           In U.S. Dollars
                   Shares                                                                                     Percent of
Industry            Held                         Stocks                              Cost            Value    Net Assets
Above-Average Yield

Pharma-          3,200,000   Bristol-Myers
ceuticals                    Squibb Company                                  $  134,131,613    $    82,240,000      1.0%

Household        1,972,300   The Clorox Company                                  64,147,354         81,554,605       1.0
Products

Chemicals        3,700,000   E.I. du Pont de Nemours
                             and Company                                        153,365,579        164,280,000       2.0

Oil & Gas        7,576,100   Exxon Mobil Corporation                             98,970,993        310,014,012       3.7

Banks            1,171,500   FleetBoston Financial
                             Corporation                                         42,917,828         37,898,025       0.5

Personal         4,000,000   The Gillette Company                               123,400,585        135,480,000       1.6
Products

Aerospace &      3,800,000   Honeywell International Inc.                       115,095,138        133,874,000       1.6
Defense

Diversified      3,900,000   J.P. Morgan Chase & Co.                            159,412,179        132,288,000       1.6
Financials

Oil & Gas        1,900,000   Kerr-McGee Corporation                             117,576,162        101,745,000       1.2

Oil & Gas        2,000,000   Royal Dutch Petroleum
                             Company (NY Registered
                             Shares)                                             34,727,158        110,540,000       1.3

Diversified      3,113,500   SBC Communications Inc.                             79,764,482         94,961,750       1.1
Telecom-
munication
Services

Food             4,267,000   Sara Lee Corporation                                90,200,824         88,070,880       1.1
Products

Energy             800,000   Schlumberger Limited                                42,678,391         37,200,000       0.4
Equipment &
Service

Diversified      3,015,600   Verizon Communications                              79,107,352        121,076,340       1.5
Telecom-
munication
Services

Banks            6,123,200   Wachovia Corporation                               212,166,364        233,783,776       2.8

                                                                              1,547,662,002      1,865,006,388      22.4

Below-Average Price/Earnings Ratio

Insurance        3,200,000   ACE Limited                                         92,803,389        101,120,000       1.2

Insurance        3,850,000   The Allstate Corporation                            47,507,785        142,373,000       1.7

Insurance        3,200,000   American International
                             Group, Inc.                                         84,370,663        218,336,000       2.6



June 30, 2002, Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                           In U.S. Dollars
                   Shares                                                                                     Percent of
Industry            Held                         Stocks                              Cost            Value    Net Assets
Below-Average Price/Earnings Ratio (continued)

Computers &      2,000,000   ++Apple Computer, Inc.                          $   34,112,953     $   35,420,000      0.4%
Peripherals

Insurance        3,600,000   Axa (ADR)*                                          71,981,936         65,412,000       0.8

Banks            2,000,000   Bank of America
                             Corporation                                         45,822,232        140,720,000       1.7

Banks            5,189,100   Bank One Corporation                               161,084,966        199,676,568       2.4

Machinery        1,349,200   Caterpillar Inc.                                    61,905,120         66,043,340       0.8

Diversified      6,000,000   Citigroup Inc.                                      27,620,675        232,500,000       2.8
Financials

Auto             7,993,200   Delphi Automotive Systems
Components                   Corporation                                        107,254,193        105,510,240       1.3

Machinery          900,000   Eaton Corporation                                   44,573,548         65,475,000       0.8

Automobiles      4,505,400   Ford Motor Company                                  76,902,082         72,086,400       0.9

Media              903,600   Gannett Co., Inc.                                   46,070,228         68,583,240       0.8

Computers &      8,600,000   Hewlett-Packard Company                            165,316,033        131,408,000       1.6
Peripherals

Electronic       6,227,000   Koninklijke (Royal) Philips
Equipment &                  Electronics NV
Instruments                  (NY Registered Shares)                              44,820,626        171,865,200       2.1

Hotels,          5,210,000   McDonald's Corporation                             149,959,568        148,224,500       1.8
Restaurants
& Leisure

Pharma-          2,000,000   Merck & Co., Inc.                                  117,870,982        101,280,000       1.2
ceuticals

Diversified        847,300   Morgan Stanley Dean
Financials                   Witter & Co.                                        46,916,773         36,501,684       0.4

Semiconductor    1,950,000   ++National Semiconductor
Equipment &                  Corporation                                         46,127,635         56,881,500       0.7
Products

Household        1,800,000   The Procter & Gamble
Products                     Company                                            100,810,685        160,740,000       1.9

Pharma-          3,688,300   Schering-Plough
ceuticals                    Corporation                                        128,805,259         90,732,180       1.1

Electrical       3,750,000   ++Thomas & Betts
Equipment                    Corporation++++                                    108,360,866         69,750,000       0.8

Insurance        4,200,000   ++Travelers Property
                             Casualty Corp. (Class A)                            76,324,507         74,340,000       0.9



June 30, 2002, Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                           In U.S. Dollars
                   Shares                                                                                     Percent of
Industry            Held                         Stocks                              Cost            Value    Net Assets
Below-Average Price/Earnings Ratio (concluded)

IT Consulting   10,863,600   ++Unisys Corporation                            $  132,031,367      $  97,772,400      1.2%
& Services

Oil & Gas        6,900,000   Unocal Corporation                                 206,113,702        254,886,000       3.1

                                                                              2,225,467,773      2,907,637,252      35.0

Low Price-to-Book Value

Communi-         8,000,000   ++3Com Corporation                                  41,858,921         35,600,000       0.4
cations
Equipment

Diversified      7,000,000   AT&T Corp.                                         112,657,974         74,900,000       0.9
Telecom-
munication
Services

Wireless         4,000,000   ++AT&T Wireless
Telecom-                     Services Inc.                                       34,834,858         23,400,000       0.3
munication
Services

Semiconductor    5,815,100   ++Advanced Micro
Equipment &                  Devices, Inc.                                       79,496,738         56,522,772       0.7
Products

Health Care      1,423,800   ++Aetna Inc. (New Shares)                           38,225,848         68,299,686       0.8
Providers &
Services

Semiconductor    5,026,697   ++Agere Systems Inc.
Equipment &                  (Class B)                                           30,565,142          7,540,046       0.1
Products

Electronic       3,500,000   ++Agilent Technologies, Inc.                       110,952,653         82,775,000       1.0
Equipment &
Instruments

Automobiles      1,300,000   ++DaimlerChrysler AG                                50,461,752         62,699,000       0.7


Machinery        4,151,300   Deere & Company                                     94,308,801        198,847,270       2.4

Energy           5,600,000   Diamond Offshore
Equipment &                  Drilling, Inc.                                     212,462,928        159,600,000       1.9
Service

Media            5,375,000   ++Fox Entertainment
                             Group, Inc. (Class A)                              117,556,442        116,906,250       1.4

Paper &          4,700,000   Georgia-Pacific Group                              131,785,640        115,526,000       1.4
Forest
Products



June 30, 2002, Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                           In U.S. Dollars
                   Shares                                                                                     Percent of
Industry            Held                         Stocks                              Cost            Value    Net Assets
Low Price-to-Book Value (concluded)

Energy           4,500,000   Halliburton Company                             $  110,077,201     $   71,730,000      0.9%
Equipment &
Service

Insurance        2,844,700   The Hartford Financial
                             Services Group, Inc.                                49,336,922        169,174,309       2.0

Paper &          2,250,000   International Paper
Forest                       Company                                             81,740,096         98,055,000       1.2
Products

Semiconductor    4,500,000   ++LSI Logic Corporation                             70,234,747         39,375,000       0.5
Equipment &
Products

Media           11,000,000   ++Liberty Media Corporation
                             (Class A)                                          154,618,268        104,500,000       1.3

Communi-        20,000,000   ++Lucent Technologies Inc.                         155,336,949         33,200,000       0.4
cations
Equipment

Communi-         9,556,300   Motorola, Inc.                                     169,522,852        137,801,846       1.7
cations
Equipment

Metals &         5,612,400   Massey Energy Company++++                           64,641,403         71,277,480       0.9
Mining

Semiconductor    2,300,000   ++Micron Technology, Inc.                           51,331,569         46,506,000       0.6
Equipment &
Products

Metals &         3,340,800   Phelps Dodge Corporation                           139,265,447        137,640,960       1.6
Mining

Electronic       1,816,200   ++Tektronix, Inc.                                   32,453,417         33,981,102       0.4
Equipment &
Instruments

Industrial       2,179,400   Textron, Inc.                                      103,661,969        102,213,860       1.2
Conglom-
erates

Specialty        3,193,200   ++Toys 'R' Us, Inc.                                 56,650,864         55,785,204       0.7
Retail

Media            2,618,800   Tribune Company                                     94,206,208        113,917,800       1.4

Media            1,600,000   ++Viacom, Inc. (Class B)                            66,929,041         70,992,000       0.9

Media            4,000,000   Vivendi Universal SA (ADR)*                        137,697,833         86,000,000       1.0

Media            4,800,000   The Walt Disney Company                            112,439,108         90,720,000       1.1

Banks            6,849,700   Wells Fargo Company                                106,064,159        342,895,982       4.1

                                                                              2,811,375,750      2,808,382,567      33.9



June 30, 2002, Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                           In U.S. Dollars
                   Shares                                                                                     Percent of
Industry            Held                         Stocks                              Cost            Value    Net Assets
Special Situations

Health Care      3,700,000   ++Boston Scientific
Equipment &                  Corporation                                     $   60,333,912     $  108,484,000      1.3%
Supplies

Software         2,800,000   Computer Associates
                             International, Inc.                                 51,429,193         44,492,000       0.5

Specialty        4,000,000   The Gap, Inc.                                       53,609,657         56,800,000       0.7
Retail

Computers &      2,000,000   International Business
Peripherals                  Machines Corporation                                25,245,667        144,000,000       1.7

                                                                                190,618,429        353,776,000       4.2

                             Total Stocks                                     6,775,123,954      7,934,802,207      95.5


                    Face
                   Amount                        Issue
Short-Term Securities

Commercial     $25,000,000   First Data Corporation,
Paper**                      1.75% due 7/16/2002                                 24,978,125         24,978,125       0.3
                25,000,000   Gannett Co., Inc., 1.75%
                             due 7/26/2002                                       24,965,972         24,965,972       0.3
                99,000,000   General Electric Capital
                             Corp., 1.98% due
                             7/01/2002                                           98,983,665         98,983,665       1.2
                34,058,000   General Motors
                             Acceptance Corp.,
                             2.10% due 7/01/2002                                 34,052,040         34,052,040       0.4
                50,000,000   International Lease
                             Finance Corporation,
                             1.76% due 8/07/2002                                 49,902,222         49,902,222       0.6
                20,000,000   Transamerica Finance
                             Corporation, 1.75% due
                             8/06/2002                                           19,962,083         19,962,083       0.2

                                                                                252,844,107        252,844,107       3.0

U.S.                         Freddie Mac:
Government       6,000,000     1.74% due 7/11/2002                                5,996,230          5,996,230       0.1
Agency          67,000,000     1.71% due 7/16/2002                               66,942,715         66,942,715       0.8
Obligations**

                                                                                 72,938,945         72,938,945       0.9

                             Total Short-Term
                             Securities                                         325,783,052        325,783,052       3.9



June 30, 2002, Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                           In U.S. Dollars
               Nominal Value                                                       Premiums                   Percent of
Industry     Covered by Options                  Issue                               Paid            Value    Net Assets
Options Purchased

Put Options                  American International
Purchased                    Group, Inc.:
                   800,000     expiring August 2002
                               at USD 80                                     $    9,704,000     $    9,360,000      0.1%
                   500,000     expiring September
                               2002 at USD 70                                     2,815,000          2,800,000       0.0
                 1,000,000   Citigroup Inc., expiring
                             September 2002 at
                             USD 45                                               4,480,000          6,500,000       0.1
                   200,000   International Business
                             Machines Corporation,
                             expiring July 2002 at
                             USD 90                                               1,306,000          3,560,000       0.1

                             Total Options Purchased                             18,305,000         22,220,000       0.3

                             Total Investments                                7,119,212,006      8,282,805,259      99.7

Options Written
Call               800,000   American International
Options                      Group, Inc., expiring
Written                      August 2002 at USD 80                                (351,989)          (200,000)       0.0
                   200,000   International Business
                             Machines Corporation,
                             expiring July 2002 at
                             USD 95                                               (453,986)           (10,000)       0.0

                             Total Options Written                                (805,975)          (210,000)       0.0

                             Total Investments,
                             Net of Options Written                          $7,118,406,031      8,282,595,259      99.7
                                                                             ==============
                             Other Assets Less
                             Liabilities                                                            24,580,827       0.3
                                                                                                --------------    ------
                             Net Assets                                                         $8,307,176,086    100.0%
                                                                                                ==============    ======


*American Depositary Receipts (ADR).
**Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust. ++Non-income producing security.
++++Investments in companies 5% or more of whose outstanding securities are held by the Trust (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                                                   Net Share       Net          Dividend
Industry                     Affiliate              Activity       Cost          Income
Metals & Mining          Massey Energy Company      2,612,400   $ 36,548,171   $  561,184
Electrical Equipment   Thomas & Betts Corporation   (248,300)   (11,795,368)    1,265,404

See Notes to Financial Statements.



June 30, 2002, Mercury Basic Value Fund, Inc.


STATEMENT OF ASSETS
AND LIABILITIES

As of June 30, 2002

MASTER BASIC VALUE TRUST
Assets:
Investments, at value (including securities loaned
  of $2,361,051,525) (identified cost--$7,100,907,006)                                                   $ 8,260,585,259
Investments held as collateral for loaned securities, at value                                             2,447,994,500
Options purchased, at value (cost--$18,305,000)                                                               22,220,000
Cash                                                                                                              64,129
Receivables:
  Securities sold                                                                     $    45,166,760
  Dividends                                                                                10,864,196
  Contributions                                                                             9,673,890
  Loaned securities                                                                           546,767         66,251,613
                                                                                      ---------------
  Prepaid expenses and other assets                                                                              128,804
                                                                                                         ---------------
  Total assets                                                                                            10,797,244,305
                                                                                                         ---------------

Liabilities:
Collateral on securities loaned, at value                                                                  2,447,994,500
Options written, at value (premiums received--$805,975)                                                          210,000
Payables:
  Withdrawals                                                                              23,744,023
  Securites purchased                                                                      14,977,500
  Investment adviser                                                                        2,661,726         41,383,249
                                                                                      ---------------
Accrued expenses and other liabilities                                                                           480,470
                                                                                                         ---------------
  Total liabilities                                                                                        2,490,068,219
                                                                                                         ---------------

Net Assets:
Net assets                                                                                               $ 8,307,176,086
                                                                                                         ===============

Net Assets Consist of:
Investors' capital                                                                                         7,142,986,858
Unrealized appreciation on investments--net                                                                1,164,189,228
                                                                                                         ---------------
Net assets                                                                                               $ 8,307,176,086
                                                                                                         ===============

See Notes to Financial Statements.


June 30, 2002, Mercury Basic Value Fund, Inc.


STATEMENT OF OPERATIONS

For the Year Ended June 30, 2002

MASTER BASIC VALUE TRUST
Investment Income:
Dividends (net of $2,095,929 foreign withholding tax)                                                    $   142,694,195
Interest                                                                                                       9,606,391
Securities lending--net                                                                                        1,609,656
                                                                                                         ---------------
Total income                                                                                                 153,910,242
                                                                                                         ===============

Expenses:
Investment advisory fees                                                              $    35,390,702
Accounting services                                                                         1,196,306
Custodian fees                                                                                331,686
Professional fees                                                                             111,750
Trustees' fees and expenses                                                                    62,731
Offering costs                                                                                  7,267
Pricing fees                                                                                    1,004
Printing and shareholder reports                                                                  134
Other                                                                                         178,892
                                                                                      ---------------
Total expenses                                                                                                37,280,472
                                                                                                         ---------------
Investment income--net                                                                                       116,629,770
                                                                                                         ---------------

Realized & Unrealized Gain (Loss)on
Investments--Net:
Realized gain from investments--net                                                                          162,614,751
Change in unrealized appreciation on investments--net                                                    (1,253,288,054)
                                                                                                         ---------------
Total realized and unrealized loss on investments--net                                                   (1,090,673,303)
                                                                                                         ---------------
Net Decrease in Net Assets Resulting from Operations                                                     $ (974,043,533)
                                                                                                         ===============

See Notes to Financial Statements.


June 30, 2002, Mercury Basic Value Fund, Inc.


STATEMENT OF CHANGES
IN NET ASSETS

MASTER BASIC VALUE TRUST
                                                                                         For the       For the Period
                                                                                        Year Ended   October 13, 2000++
                                                                                        June 30,        to June 30,
Increase (Decrease)in Net Assets:                                                          2002             2001
Operations:
Investment income--net                                                                $   116,629,770    $   105,383,299
Realized gain on investments--net                                                         162,614,751        914,694,827
                                                                                      ---------------    ---------------
Change in unrealized appreciation on investments--net                                 (1,253,288,054)      (241,290,200)
                                                                                      ---------------    ---------------
Net increase (decrease) in net assets resulting from
  operations                                                                            (974,043,533)        778,787,926
                                                                                      ---------------    ---------------

Capital Transactions:
Proceeds from contributions                                                             2,155,873,351     10,521,132,895
Fair value of withdrawals                                                             (2,284,337,190)     (1,890,337,463
                                                                                      ---------------    ---------------
Net increase (decrease) in net assets derived from
  capital transactions                                                                  (128,463,839)      8,630,795,432
                                                                                      ---------------    ---------------

Net Assets:
Total increase (decrease) in net assets                                               (1,102,507,372)      9,409,583,358
Beginning of period                                                                     9,409,683,458            100,100
                                                                                      ---------------    ---------------
End of period                                                                         $ 8,307,176,086    $ 9,409,683,458
                                                                                      ===============    ===============

++Commencement of operations.

See Notes to Financial Statements.


June 30, 2002, Mercury Basic Value Fund, Inc.


FINANCIAL HIGHLIGHTS

MASTER BASIC VALUE TRUST

The following ratios have been derived from information provided in the financial statements.

                                                                                         For the       For the Period
                                                                                        Year Ended   October 13, 2000++
                                                                                         June 30,       to June 30,
                                                                                           2002             2001
Total Investment Return:
                                                                                              (9.93%)                 --
                                                                                      ===============    ===============

Ratios to Average Net Assets:
Expenses                                                                                         .42%              .42%*
                                                                                      ===============    ===============
Investment income--net                                                                          1.33%             1.57%*
                                                                                      ===============    ===============

Supplemental Data:
Net assets, end of period (in thousands)                                              $     8,307,176    $     9,409,683
                                                                                      ===============    ===============
Portfolio turnover                                                                             38.15%             37.53%
                                                                                      ===============    ===============

++Commencement of operations.
*Annualized.

See Notes to Financial Statements.


June 30, 2002, Mercury Basic Value Fund, Inc.


NOTES TO FINANCIAL STATEMENTS


MASTER BASIC VALUE TRUST

1. Significant Accounting Policies:
Master Basic Value Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Trust is authorized to purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



June 30, 2002, Mercury Basic Value Fund, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Written and purchased options are non-income producing investments.

(c) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.



June 30, 2002, Mercury Basic Value Fund, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following annual rates: .60% of the Trust's average net assets not exceeding $100 million; .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of June 30, 2002, the Trust lent securities with a value of $630,819,789 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of June 30, 2002, cash collateral of $735,551,881 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $1,709,908,219 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended June 30, 2002, QA Advisors received $572,488 in securities lending agent fees.

In addition, MLPF&S received $1,698,868 in commissions on the execution of portfolio security transactions for the Trust for the year ended June 30, 2002.

For the year ended June 30, 2002, the Fund reimbursed FAM $121,399 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2002 were $3,524,260,739 and $3,187,720,387, respectively.

Net realized gains for the year ended June 30, 2002 and net unrealized gains as of June 30, 2002 were as follows:



                                       Realized        Unrealized
                                        Gains            Gains

Long-term investments             $  115,441,691    $ 1,159,678,253
Short-term investments                    13,819                 --
Options purchased                     27,072,275          3,915,000
Options written                       20,086,966            595,975
                                  --------------    ---------------
Total                             $  162,614,751    $ 1,164,189,228
                                  ==============    ===============



June 30, 2002, Mercury Basic Value Fund, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


As of June 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $1,106,934,942, of which $1,999,133,413 related to appreciated securities and $892,198,471 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes, net of options written, was $7,175,660,317.

Transactions in call options written for the year ended June 30, 2002 were as follows:



                                    Nominal Value       Premiums
                                       Covered          Received

Outstanding call options written,
beginning of period                    1,000,000    $     6,980,000
Options written                       10,600,000         23,636,436
Options closed                       (5,200,000)       (21,511,364)
Options expired                      (5,400,000)        (8,299,097)
                                  --------------    ---------------
Outstanding call options
written, end of period                 1,000,000    $       805,975
                                  ==============    ===============


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Trust did not borrow under the credit agreement during the year ended
June 30, 2002.



June 30, 2002, Mercury Basic Value Fund, Inc.


INDEPENDENT AUDITORS' REPORT


MASTER BASIC VALUE TRUST

The Board of Trustees and Investors,
Master Basic Value Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Basic Value Trust as of June 30, 2002, the related statements of operations for the year then ended and changes in net assets, and the financial highlights for the year then ended and for the period October 13, 2000 (commencement of operations) to June 30, 2001. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Basic Value Trust as of June 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
August 13, 2002



June 30, 2002, Mercury Basic Value Fund, Inc.

OFFICERS AND DIRECTORS/TRUSTEES

INTERESTED DIRECTOR/TRUSTEE


                                                                                            Number of
                                                                                          Portfolios in   Other
                                                                                          Fund Complex    Directorships
                       Position(s)  Length                                                 Overseen by    Held by
                       Held         of Time                                                 Director/     Director/
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Terry K. Glenn*        President    1999 to   Chairman, Americas Region since 2001,         117 Funds     None
P.O. Box 9011          and          present   and Executive Vice President since          169 Portfolios
Princeton,             Director/    and       1983 of Fund Asset Management, L.P.
NJ 08543-9011          Trustee      1983 to   ("FAM") and Merrill Lynch Investment
Age: 61                             present   Managers, L.P. ("MLIM"); President of
                                              Merrill Lynch Mutual Funds since 1999;
                                              President of FAM Distributors, Inc.
                                              ("FAMD") since 1986 and Director thereof
                                              since 1991; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") since 1993;
                                              President of Princeton Administrators,
                                              L.P. since 1988; Director of Financial
                                              Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.



INDEPENDENT DIRECTORS/TRUSTEES

                                                                                            Number of
                                                                                          Portfolios in   Other
                                                                                          Fund Complex    Directorships
                       Position(s)  Length                                                 Overseen by    Held by
                       Held         of Time                                                 Director/     Director/
Name, Address & Age    with Fund    Served*   Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Donald W. Burton       Director/    2002 to   General Partner of The Burton Partnership,     25 Funds     ITC DeltaCom,
P.O. Box 9011          Trustee      present   Limited Partnership; Managing General       41 Portfolios   Inc., ITC
Princeton,                                    Partner of The South Atlantic Venture                       Holding
NJ 08543-9011                                 Funds; Member of the Investment Advisory                    Company, Inc.,
Age: 58                                       Committee of the Florida State Board of                     Knology, Inc.,
                                              Administration.                                             MainBancorp,
                                                                                                          N.A., PriCare,
                                                                                                          Inc., Sumbion,
                                                                                                          Inc.


M. Colyer Crum         Director/    1978 to   James R. Williston Professor of Investment     25 Funds     Cambridge
P.O. Box 9011          Trustee      present   Management Emeritus, Harvard Business       41 Portfolios   Bancorp
Princeton,                                    School since 1996.
NJ 08543-9011
Age: 69


Laurie Simon Hodrick   Director/    1999 to   Professor of Finance and Economics,            25 Funds     Junior
P.O. Box 9011          Trustee      present   Graduate School of Business, Columbia       41 Portfolios   League of
Princeton,                                    University since 1998; Associate Professor                  Central
NJ 08543-9011                                 of Finance and Economics, Graduate School                   Westchester
Age: 39                                       of Business, Columbia University from
                                              1996 to 1998.



June 30, 2002, Mercury Basic Value Fund, Inc.

OFFICERS AND DIRECTORS/TRUSTEES
(CONCLUDED)

INDEPENDENT DIRECTORS/TRUSTEES (CONCLUDED)

                                                                                            Number of
                                                                                          Portfolios in   Other
                                                                                          Fund Complex    Directorships
                       Position(s)  Length                                                 Overseen by    Held by
                       Held         of Time                                                 Director/     Director/
Name, Address & Age    with Fund    Served*   Principal Occupation(s) During Past 5 Years    Trustee      Trustee
J. Thomas Touchton     Director/    1977 to   Managing Partner of the Witt Touchton          25 Funds     Tampa Bay
P.O. Box 9011          Trustee      present   Company since 1972.                         41 Portfolios   History
Princeton,                                                                                                Center
NJ 08543-9011
Age: 63


Fred G. Weiss          Director/    1999 to   Managing Director of FGW Associates since      25 Funds     Watson Pharmaceu-
P.O. Box 9011          Trustee      present   1997; Vice President, Planning Investment   41 Portfolios   ticals, Inc.; BTG
Princeton,                                    and Development of Warner Lambert Co.                       International PLC;
NJ 08543-9011                                 from 1979 to 1997.                                          Michael J. Fox
Age: 60                                                                                                   Foundation for
                                                                                                          Parkinson's
                                                                                                          Research

*The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December
31 of the year in which they turn 72.



FUND OFFICERS

                       Position(s)  Length
                       Held         of Time
Name, Address & Age    with Fund    Served*   Principal Occupation(s) During Past 5 Years
Donald C. Burke        Vice         1997 to   First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011          President    present   since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,             and          and       since 1999; Vice President of FAMD since 1999; Vice President of FAM and
NJ 08543-9011          Treasurer    1999 to   MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
Age: 42                             present


Kevin M. Rendino       Senior Vice  1999 to   First Vice President of the Investment Adviser since 1997; Vice President
P.O. Box 9011          President    present   of the Investment Adviser since December 1993; Senior Research Analyst
Princeton,                                    from 1990 to 1992; Corporate Analyst from 1988 to 1990.
NJ 08543-9011
Age: 34


Susan B. Baker         Secretary    2002 to   Director (Legal Advisory) of the Manager since 1999; Vice President of
P.O. Box 9011                       present   the Manager from 1993 to 1999; attorney associated with the Manager since
Princeton,                                    1987.
NJ 08543-9011
Age: 44


*Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
888-763-2260


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-888-763-2260.